Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Foreign Operations
Foreign Operations

The accounting records of our France-based subsidiary CTSAS are maintained in Euros, their local and functional currency. For consolidation, revenue and expense transactions are translated to U.S. dollars using the average exchange rate of the month in which the transaction took place. Assets and liabilities are translated to U.S. dollars using the exchange rate in effect as of the balance sheet date. Equity transactions are translated to U.S. dollars using the exchange rate in effect as of the date of the equity transaction. Translation gains and losses are reported as a component of accumulated other comprehensive income within stockholders’ equity. Gains and losses resulting from transactions which are denominated in other than the functional currency are reported as other income or loss in the statement of comprehensive income (loss) in the period the gain or loss occurred.

Comprehensive Loss
Comprehensive Loss

Comprehensive loss accounts for changes in stockholders’ equity resulting from non-stockholder sources. All transactions that would cause comprehensive loss to differ from net loss have been recorded and disclosed and relate to (i) the translation of the accounting records of our France-based subsidiary CTSAS and (ii) the effective portion of activities designated as hedges for hedge accounting purposes.

Use of Estimates
Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Estimates are used when accounting for certain items such as reserves for inventory, accounts receivable and deferred tax assets; assessing the carrying value of intangible assets including goodwill; determining the useful lives of property, plant and equipment and intangible assets; determining asset retirement obligations; and determining the fair value of contingent consideration. Estimates are based on historical experience, where applicable, and assumptions that are believed to be reasonable under the circumstances. Due to the inherent uncertainty involved with estimates, actual results may differ.

Accounts Receivable
Accounts Receivable

Accounts receivable are recorded at the aggregate unpaid amount less any allowance for doubtful accounts. The allowance is based on historical bad debt experience and the specific identification of accounts deemed uncollectible. An account receivable’s delinquency status is determined based on its contractual terms. Interest is not charged on outstanding balances. Accounts are written off only when all methods of recovery have been exhausted. Credit risk is controlled through initial credit evaluations and approvals, credit limits, and monitoring procedures. Ongoing credit evaluations of customers are performed but do not require collateral to secure accounts receivable.

Inventories
Inventories

Inventories are stated at the lower of cost (on a first-in first-out (“FIFO”) method) or net realizable value. The cost of inventory consists of raw material content, labor costs to produce the inventory and overhead costs incurred during production of the inventory. The Company periodically reviews the realizability of inventory. Provisions are recorded for potential obsolescence which requires management’s judgment. Conditions impacting the realizability of inventory could cause actual write-offs to be materially different than provisions for obsolescence.

Property, Plant and Equipment
Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is computed under the straight-line method over the estimated useful lives of four to eight years for equipment and 30 years for buildings and improvements.

Property, plant and equipment assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Such reviews are based on a comparison of the asset’s undiscounted cash flows to the recorded carrying value for the asset. Impairment charges, if any, are recorded in the period in which the impairment is determined.

Goodwill
Goodwill

Goodwill is deemed to have an indefinite life and accordingly, is not subject to amortization. Goodwill is subject to annual impairment reviews as of August 31, and, if conditions warrant, interim reviews based upon its estimated fair value. Impairment charges, if any, are recorded in the period in which the impairment is determined.

The Company performs a traditional two-step process for assessing goodwill for impairment annually. The first step of the two-step process requires a comparison of estimated fair value for each reporting unit versus the carrying or book value. If the carrying value exceeds fair value, further analysis (step 2 of the two-step process) is required to determine the amount, if any, that goodwill is impaired. Fair value is determined using a discounted cash flow analysis.

Intangible Assets
Intangible Assets

Intangible assets include developed technologies and patents, customer relationships, non-compete agreements, trademarks and trade names, all of which are amortized over their estimated useful lives. The carrying amounts of amortizing intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that those carrying amounts may not be recoverable.

Costs incurred to register new patents or defend existing patents are capitalized, while costs to renew or extend the term of intangible assets are expensed when incurred. Costs incurred with third parties that are related to internally developing or successfully defending an intangible asset are capitalized as part of the intangible asset developed or defended and amortized over that asset’s remaining useful life. Such costs with third parties related to patent or trademark applications that are ultimately rejected by the relevant government authority are expensed upon rejection. The useful lives used for amortization of intangible assets are as follows:

Useful lives
Patents and developed technologies	(1)
Purchased customer relationships	9 – 13 years
Trademarks and trade names	(2)
Non-compete agreements	5 years

(1)
Each patent has its own legal expiration date and, therefore, its own useful life. Generally, our patents’ legal lives begin when the related patent application is filed with the relevant government authority and ends 20 years thereafter. Amortization on patent costs begins when the relevant government authority approves the related patent. Patents that have been recorded as of December 31, 2014 are expected to expire by 2034. Impairment charges, if any, are recorded in the period in which the impairment is determined. An intangible impairment loss on patents of approximately $5.3 million was recorded during 2014 (see Note 3).

(2)
Trademarks and trade names of CTI are deemed to have a useful life of 15 years. CTI’s trademarks and trade names are reviewed for impairment whenever events or changes in circumstances indicate that those carrying amounts may not be recoverable. Impairment charges, if any, are recorded in the period in which the impairment is determined. An intangible impairment loss on trade names of approximately $4.3 million was recorded during 2014 (see Note 3).

Debt Issuance and Deferred Financing Costs
Debt Issuance and Deferred Financing Costs

Costs paid to lenders to obtain financing are presented as discounts on the related debt and are amortized to interest expense over the term of the related financing, using the effective interest method (unless the financing is a line of credit, in which case the straight-line method is used). Such costs paid to third parties are presented as assets and are amortized to interest expense in the same manner as costs paid to lenders.

Derivatives
Derivatives

Derivatives are recorded at their fair value as of the balance sheet date. If a derivative qualifies for “hedge accounting” under U.S. GAAP and has been designated as a hedge by us, then the “effectively hedged” portion is recorded, as defined by U.S. GAAP, of changes in such derivatives’ fair value in accumulated other comprehensive loss, which is a component of our stockholders’ equity. The Company records (i) ineffectively hedged portions of such changes in fair value or (ii) changes in the fair value of derivatives not designated as a hedge in our consolidated statement of comprehensive loss in the period the change occurred. On the consolidated statement of cash flows, cash flows from derivative instruments accounted for as cash flow hedges are classified in the same category as the cash flows from the items being hedged.

Warrants Liability
Warrants Liability

The Company uses fair values as determined by significant unobservable inputs. These estimated values are significant inputs into the Monte Carlo simulation method and the Black Scholes pricing model used to calculate the estimated fair value of common warrants and preferred warrants potentially settleable in cash, which are recorded as warrants liability. The estimated fair value of the common warrants and the preferred warrants are determined at each balance sheet date and the change in the estimated fair value of the warrants is reflected within the Company’s statements of comprehensive loss. Certain common and preferred warrants were terminated on July 30, 2014 (see Note 19).

Revenue Recognition
Revenue Recognition

Revenue from the sale of products or the providing of services is recognized when the earnings process is complete, the amount of recognizable revenue can be determined, the risks and rewards of ownership have transferred to the customer and collectability is reasonably assured. Depending on the terms of the individual sales arrangement with our customer, product sales are recognized at either the shipping point or upon receipt by the customer. Costs and related expenses to manufacture the products are recorded as costs of goods sold when the related revenue is recognized. Additionally, if the right of return is granted to the buyer in a product sale, revenue is deferred until enough historical customer data is available to reasonably estimate returns and related costs.

Two significant contracts provide for the sale of indefinite quantities of products at fixed per unit prices, subject to adjustment for certain economic factors. Revenue under these contracts is recognized when products ordered under the contracts are received by the customer. Whenever costs change, the pricing under these contracts is reviewed to determine whether they require the sale of products at a loss. To date, there are no loss contracts which would require the accrual of future losses in the current financial statements.

Research and development services are provided for customers for which the Company earns payments that are contingent upon achieving a specific result (“milestones”). Upon achieving such milestones, revenue is recognized provided that the payment is (i) related to past performance, (ii) reasonable relative to all of the deliverables and payment terms within the arrangement with our customer, and (iii) nonrefundable.

Taxes Collected from Customers	Taxes Collected from Customers Sales taxes collected from customers are not considered revenue and are included in accounts payable and accrued expenses until remitted to the taxing authorities.

Shipping and Handling Costs
Shipping and Handling Costs

Outbound shipping and handling costs are included in sales and marketing expenses in the accompanying consolidated statements of comprehensive income (loss). These costs were approximately $358,000 and $423,000 for the years ended December 31, 2014 and 2013, respectively.

Advertising Costs
Advertising Costs

Advertising costs are expensed as incurred and are included in sales and marketing expenses in the accompanying consolidated statements of comprehensive income (loss). Advertising expense was $151,000 and $215,000 for the years ended December 31, 2014 and 2013, respectively.

Stock-Based Compensation
Stock-Based Compensation

Stock-based compensation is incurred related to awards of common stock, restricted common stock and options to employees and non-employees. Those awards are measured at their fair value on the date the award is granted and are recognized in our consolidated financial statements over the period the grantee is required to provide services in exchange for the award. When recognized as an expense, the fair value of the award, less estimated forfeitures, is recognized on a straight-line basis over the award service period; if there is no such service period, then the entire fair value of the award is recognized as expense on the grant date.

Research and Development
Research and Development

The Company has research and development groups with full-time chemists and engineers at both the West Springfield and Bound Brook facilities. The research and development groups are focused on maintaining quality of existing products, developing improvements to existing products, and developing new technologies and products with viable commercial applications. Research and development costs are expensed as incurred.

Income Taxes
Income Taxes

Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. Deferred tax assets are recognized when, based upon available evidence, realization of the assets is more likely than not.

In assessing the realization of long-term deferred income tax assets, it is considered whether it is more likely than not that the deferred income tax assets will be realized. The realization of deferred income tax assets depends upon future taxable income in years before net operating loss carryforwards expire. The recoverability of deferred income tax assets is evaluated on a quarterly basis. If the Company determines that it is more likely than not that deferred income tax assets will not be recovered, a valuation allowance is established against some or all deferred income tax assets.

When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefit associated with tax positions taken that exceeds the amount measured as described above, if such a position existed, would be reflected as a liability for unrecognized tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination. There were no such positions as of December 31, 2014 or 2013.

Interest on tax deficiencies is classified as interest expense and income tax penalties are classified as other expense.

In February 2012, an IRS audit was completed of the Company’s tax returns for the years 2008 and 2009. There were no adjustments to those tax returns. Tax returns filed for the years 2010, 2011, 2012 and 2013 are still open for audit and the 2013 tax return has been selected for examination by the IRS. The tax return for 2014 is expected to be filed under a filing extension prior to September 15, 2015.

Net Loss per Common Share
Net Loss per Common Share

Basic loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding. Diluted loss per common share is computed by dividing net loss by the weighted average number of common shares and dilutive potential common share equivalents then outstanding. Potential common share equivalents consist of (i) shares issuable upon the exercise of warrants and options (using the “treasury stock” method), (ii) unvested restricted stock awards (using the “treasury stock” method) and (iii) shares issuable upon conversion of convertible notes and convertible preferred stock using the “if-converted” method.

	(in thousands, except shares and per share information)
	Year Ended December 31,
	2014	2013
Numerator (in thousands):
Net loss	$(7,716)	$(15,653)
Series A convertible preferred stock dividends	(509)	(55)
Series C preferred stock dividends	(103)	0
Series A deemed dividend	(2,422)	(5,553)
Series B deemed dividend	(1,098)	0
Series C deemed dividend	(1,401)	0
Loss available to common stockholders – basic and diluted	$(13,249)	$(21,261)

Denominator:
Weighted average shares outstanding – basic and diluted	21,294,432	20,714,531

Loss per common share:
Basic and diluted loss per common share	$(0.62)	$(1.03)

The following potentially dilutive common share equivalents were excluded from the calculation of diluted net loss per common share because their effect was antidilutive for each of the periods presented:

	Year Ended December 31,
	2014	2013
Options	10,347,322	2,852,186
Series A convertible preferred stock	33,401,765	6,153,850
Series B convertible preferred stock	35,713,147	0
Amended related party note	3,997,074	1,538,450
Convertible notes payable	2,666,667	2,666,667
Warrants	455,514	528,523
Restricted stock awards	0	34,266

A preferred warrant convertible into 123,077 shares of Series A preferred stock was only exercisable if 2014 earnings fell below a certain threshold. The 123,077 shares of Series A preferred stock would have been convertible into 6,153,850 shares of the Company’s common stock. The preferred warrant was terminated on July 30, 2014. The underlying 6,153,850 common shares issuable upon conversion of the Series A preferred stock relating to the preferred warrant were not included in the computation of diluted loss per common share for the years ended December 31, 2014 and 2013.

In connection with the issuance of the Company's Series A preferred stock, warrants to purchase a total of 528,523 shares of the Company's common stock were issued. If the preferred warrant became exercisable, the warrant shares pursuant to the warrants would have been increased by 174,404. The preferred warrant was terminated on July 30, 2014. The 174,404 contingently issuable warrant shares were not included in the computation of diluted loss per common share for the years ended December 31, 2014 and 2013.

Fair Value
Fair Value

Under U.S. GAAP, the Company is required to record certain financial assets and liabilities at fair value and may choose to record other financial assets and financial liabilities at fair value as well. Also under U.S. GAAP, the Company is required to record nonfinancial assets and liabilities at fair value due to events that may or may not recur in the future, such as an impairment event. When required to record such assets and liabilities at fair value, that fair value is estimated using an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. That fair value is determined based on significant inputs contained in a fair value hierarchy as follows:

Level 1	Quoted prices for identical assets or liabilities in active markets to which we have access at the measurement date.

Level 2	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3	Unobservable inputs for the asset or liability.

The determination of where assets and liabilities fall within this hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

There are three general valuation techniques that may be used to measure fair value, as described below:

Market Approach
Uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. Prices may be indicated by pricing guides, sale transactions, market trades, or other sources.

Cost Approach	Based on the amount that currently would be required to replace the service capacity of an asset (replacement cost).

Income Approach
Uses valuation techniques to convert future amounts to a single present amount based on current market expectations about the future amounts (includes present value techniques and option-pricing models). Net present value is an income approach where a stream of expected cash flows is discounted at an appropriate market interest rate.

Recent Accounting Pronouncements
Recent Accounting Pronouncements

The following are recent accounting pronouncements that have affected our consolidated financial statements or may affect them in the future.

In July 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carry-forward, a Similar Tax Loss, or a Tax Credit Carry-forward Exists (“ASU 2013-11”) to clarify that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss (“NOL”) carry-forward, a similar tax loss, or a tax credit carry-forward, with some allowed exceptions. ASU 2013-11 does not impose any new recurring disclosure requirements because it does not affect the recognition or measurement of uncertain tax positions. ASU 2013-11 is effective for fiscal years beginning after December 15, 2013. The adoption of ASU 2013-11 did not have a material impact on our financial position or results of operations.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 0214-09”). ASU 2014-09 states that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new standard will be effective for annual and interim periods beginning on or after December 15, 2016, and will be effective for the Company beginning on January 1, 2017. Early adoption is not permitted. The Company is currently evaluating the method of adoption and the potential impact the update may have on our financial position and results of operations.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern (Topic 915): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 states that in connection with preparing financial statements for each annual and interim reporting period, an entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). ASU 2014-15 will be effective for annual and interim periods beginning on or after December 15, 2016, and will be effective for the Company beginning on January 1, 2017. Early adoption is permitted. The Company is currently evaluating the impact, if any, of the adoption of this update.